UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 22, 2026

TRUBRIDGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41992	74-3032373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54 St. Emanuel Street, Mobile, Alabama	36602
(Address of Principal Executive Offices)	(Zip Code)

(251) 639-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TBRG	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on April 23, 2026, TruBridge, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Inventurus Knowledge Solutions, Inc., a Delaware corporation (“Parent”), IKS Next Horizon, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and solely for certain limited purposes as specified therein, Inventurus Knowledge Solutions Limited, an Indian public limited company (“TopCo”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly owned subsidiary of Parent (the “Merger”).

The respective obligations of each party to consummate the Merger are subject to the satisfaction or waiver of certain customary closing conditions, including the expiration or termination of the statutory waiting period (and any extensions thereof) applicable to the consummation of the transactions contemplated by the Merger Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ( the “HSR Act“), and, if applicable, any contractual waiting periods under any timing agreements in connection therewith. The applicable waiting period under the HSR Act expired on June 22, 2026, at 11:59 p.m. Central Time.

The consummation of the Merger remains subject to other customary closing conditions set forth in the Merger Agreement, including the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of common stock of the Company, par value $0.001 per share, entitled to vote on such matter.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified generally by the use of forward-looking terminology and words such as “expects,” “anticipates,” “estimates,” “believes,” “predicts,” “intends,” “plans,” “potential,” “may,” “continue,” “should,” “will” and words of comparable meaning.

Certain risks, uncertainties and other factors may cause actual results to differ materially from those projected in the forward-looking statements. Such factors may include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement between the parties to the proposed transaction; (ii) the risk that the Company’s stockholders may not approve the proposed transaction; (iii) the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; (iv) risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner or at all; (v) risks related to the satisfaction of the conditions to funding, finalization of the financing documentation and the consummation of the financing contemplated for the proposed transaction; (vi) risks related to financial community and rating agency perceptions of the Company and its business, operations, financial condition and the industry in which it operates; (vii) risks related to potential litigation brought in connection with the proposed transaction; (viii) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (ix) effects of the announcement, pendency or completion of the proposed transaction on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with suppliers and partners, and on the Company’s operating results and businesses generally; (x) the effect of the restrictions placed on the Company’s business activities during the pendency of the proposed transaction; (xi) the significant amount of costs, fees, expenses and other charges in connection with the proposed transaction; (xii) provisions in the Merger Agreement that could discourage or deter potential competing offers for the Company; (xiii) risks related to the potential impact of general economic, geopolitical and market factors on the proposed transaction or the companies involved; (xiv) risks of the completion of the proposed transaction, including a fixed price to be received by stockholders that will not be adjusted for changes in the Company’s outlook or financial results, federal income taxes for stockholders, or that stockholders will forgo any additional long-term value of the Company; and (xv) such other factors as are set forth in the Company’s periodic public filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those described under the headings “Special Note Regarding Forward-Looking Statements” and “Risk Factors” in its Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”) and in its other filings made with the SEC from time to time, which are available via the SEC’s website at https://www.sec.gov.

The Company’s forward-looking statements speak only as of the date they are made. The Company is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Persons reading this Current Report on Form 8-K and the information incorporated herein by reference are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company has filed a definitive proxy statement on Schedule 14A with the SEC (the “Proxy Statement”), which was mailed to the Company’s stockholders beginning on June 4, 2026. The Company may also file other documents with the SEC regarding the proposed transaction. SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, TOPCO, PARENT, MERGER SUB, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders are able to obtain copies of the Proxy Statement, as well as other filings containing information about the Company, without charge, at the SEC’s website, http://www.sec.gov.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRUBRIDGE, INC.

By:	/s/ Christopher L. Fowler Christopher L. Fowler
President and Chief Executive Officer

Dated: June 23, 2026